GOF P5 01/19

SUPPLEMENT DATED JANUARY 31, 2019

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE FUNDS LISTED BELOW

FRANKLIN LIBERTY INTERNATIONAL OPPORTUNITIES etf

(a series of Franklin Templeton ETF Trust)

 FRANKLIN india growth fund

(a series of Franklin Templeton International Trust)

The prospectus is amended as follows:

I.  For the Franklin Liberty International Opportunities ETF, the “Fund Summaries – Portfolio Managers” section on page 23 of the prospectus is revised as follows:

Portfolio Manager

Purav A. Jhaveri, CFA, FRM

Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2017).

II. For the Franklin India Growth Fund, the “Fund Summaries – Portfolio Managers” section on page 10 of the prospectus is revised as follows:

Portfolio Managers

Sukumar Rajah

Portfolio Manager of TAML and portfolio manager of the Fund since inception (2008).

Purav A. Jhaveri, CFA, FRM

Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2008).

III. For the Franklin Liberty International Opportunities ETF, the “Fund Details – Management” section on page 59 of the prospectus is revised as follows:

Franklin Liberty International Opportunities ETF

The Fund is managed by a dedicated professional. The portfolio manager of the Fund is as follows:

Purav A. Jhaveri, CFA, FRM    Portfolio Manager of Advisers
Mr. Jhaveri has been a portfolio manager of the Fund since inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2000.

CFA® and Chartered  Financial  Analyst® are  trademarks owned by CFA Institute.

IV. For the Franklin India Growth Fund, the “Fund Details – Management” section on page 23 of the prospectus is revised as follows:

Sukumar Rajah   Portfolio Manager of TAML
Mr. Rajah has been a portfolio manager of the Fund since inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2002 with its acquisition of Pioneer ITI of India, where he was part of the original equity team since 1994.

Purav A. Jhaveri, CFA, FRM Portfolio Manager of Advisers
Mr. Jhaveri has been a portfolio manager of the Fund since inception, providing research and advice on the purchase and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

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